GOLDEN STATE BANCORP INC.
                              FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                     Quarter Ended
                                        ----------------------------------------
                                          June 30,        March 31,     June 30,
                                            2002            2002         2001
                                        ------------     ---------     ---------

Net earnings                            $      81,959  $    122,457 $    104,183

Average Shares Outstanding:
  Basic                                   143,788,879  143,185,083   143,239,440
  Diluted                                 144,990,052  144,045,233   144,225,283

Earnings Per Share:
  Basic                                 $       0.57  $       0.86 $       0.73
  Diluted                               $       0.57  $       0.85 $       0.72

Cash earnings (a)                       $     83,126  $    123,624 $    119,123

Diluted cash earnings per share (a)     $       0.57  $       0.86 $       0.83

Profitability Ratios: (annualized)
  Return on average assets (ROA)                0.62%        0.89%         0.68%
  Return on average common equity              12.16%       18.92%        18.50%
  (ROCE)
  Return on tangible common equity             16.07%       25.37%        30.09%
  Bank efficiency ratio (normalized)           47.06%       47.61%        46.27%


                                                           At
                                        ----------------------------------------
                                          June 30,        March 31,     June 30,
                                            2002            2002         2001
                                        ------------     ---------     ---------

Book value per diluted share            $      18.98  $      18.70 $      16.64
Tangible book value per diluted share   $      14.77  $      14.26 $      12.07
Common shares outstanding                 136,268,562  135,948,653   135,056,790
Diluted shares outstanding                145,600,341  144,101,120   144,692,085


Full time equivalent staff (FTE)  (b)           8,200        8,207         8,030


(a) Cash earnings represent net earnings plus amortization of goodwill and other intangible assets.

(b) FTE is based on actual hours worked. For example, an employee who works twenty hours in a week would be counted as 0.5 FTE. Total head count at June 30, 2002 was 8,714.

                            GOLDEN STATE BANCORP INC.
                              FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                           Six Months Ended
                                                      --------------------------
                                                        June 30,      June 30,
                                                          2002          2001
                                                        ---------     --------

Net earnings                                        $    204,416  $    196,969

Average Shares Outstanding:
  Basic                                               143,486,982  142,584,517
  Diluted                                             144,517,643  143,475,435

Earnings Per Share:
  Basic                                             $       1.42  $       1.38
  Diluted                                           $       1.41  $       1.37

Cash earnings (a)                                   $    206,750  $    226,849

Diluted cash earnings per share (a)                 $       1.43  $       1.58

  Profitability Ratios: (annualized)
  Return on average assets (ROA)                            0.76%        0.65%
  Return on average common equity (ROCE)                   15.47%       17.88%
  Return on tangible common equity                         20.58%       29.72%
  Bank efficiency ratio (normalized)                       47.34%       49.30%


(a) Cash earnings represent net earnings plus amortization of goodwill and other intangible assets.

                            GOLDEN STATE BANCORP INC.
                              FINANCIAL HIGHLIGHTS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                     Quarter Ended
                                          --------------------------------------
                                             June 30,     March 31,     June 30,
                                               2002          2002         2001
                                             ---------    ---------     --------


NET INTEREST RATE MARGIN
  Securities, interest-bearing
   deposits in banks and other (a)             12.65%        2.91%         5.85%
  Mortgage-backed securities available
   for sale                                     5.96%        6.06%         6.56%
  Mortgage-backed securities held to
   maturity                                     6.08%        6.45%         8.24%
  Loans held for sale                           6.57%        6.20%         6.54%

  Loans receivable-residential                  6.11%        6.18%         6.95%
  Loans receivable-commercial                   7.00%        7.21%         8.22%
  Loans receivable-consumer                     6.06%        6.30%         8.70%
  Loans receivable-automobile                  12.74%       12.56%        11.36%
  Loans receivable-commercial banking           5.75%        5.72%         8.24%
   Loans receivable, net                        6.60%        6.66%         7.39%
  FHLB stock                                    6.42%        6.08%         6.39%
   Total interest-earning assets (a)            6.57%        6.52%         7.19%

  Deposits                                      2.05%        2.21%         3.69%
  Securities sold under agreements to
   repurchase                                   3.89%        3.82%         5.55%
  Borrowings                                    5.24%        5.14%         5.75%
   Total interest-bearing liabilities           3.55%        3.65%         4.86%

  Net interest rate spread (a)                  3.02%        2.87%         2.33%
                                             =========    =========     ========

  Net interest rate margin (a)                  3.05%        2.87%         2.36%
                                             =========    =========     ========


AVERAGE BALANCES
  Securities and interest-bearing
   deposits in banks                    $    438,881  $    262,546 $    811,043
  Mortgage-backed securities available
   for sale                                 5,092,302    6,108,602    10,005,088
  Mortgage-backed securities held to
   maturity                                 1,204,207    1,328,699     1,630,601
  Loans held for sale                       1,758,257    2,697,907     1,989,308

  Loans receivable-residential             28,452,546   29,013,953    31,876,485
  Loans receivable-commercial               6,634,124    6,468,473     6,225,081
  Loans receivable-consumer                 1,011,250      945,226       890,484
  Loans receivable-automobile               2,032,535    1,939,443     1,762,146
  Loans receivable-commercial banking         764,661      701,324       589,687
                                            ---------    ---------     ---------
   Loans receivable, net                   38,895,116   39,068,419    41,343,883
  FHLB stock                                1,247,032    1,389,750     1,402,091
                                            ---------    ---------     ---------
   Total interest-earning assets           48,635,795   50,855,923    57,182,014
  Total noninterest-earning assets          4,012,480    4,231,198     3,724,411
                                            ---------    ---------     ---------
   Total assets                          $ 52,648,275  $ 55,087,121 $ 60,906,425
                                        =============  ============ ============


  Deposits                              $ 24,609,237  $ 24,768,304 $ 24,295,767
  Securities sold under agreements to
  repurchase                                2,143,407    2,234,444     3,818,748
  Borrowings                               21,508,952   23,781,032    28,755,636
                                            ---------    ---------     ---------
   Total interest-bearing liabilities      48,261,596   50,783,780    56,870,151
  Noninterest-bearing liabilities           1,191,113    1,219,027     1,285,080
  Minority interest                           498,747      495,269       498,955
  Stockholders' equity                      2,696,819    2,589,045     2,252,239
                                            ---------    ---------     ---------
   Total liabilities, minority
    interest and stockholders' equity   $ 52,648,275  $ 55,087,121 $ 60,906,425
                                        =============  ============ ============


(a) The quarter ended June 30, 2002 includes $11.2 million of interest income related to a California income tax refund for which there is no corresponding earning asset. Excluding this amount, the yield on securities, interest-bearing deposits in banks and other would have been 2.44%, the yield on interest-earning assets would have been 6.48%, the net interest rate spread would have been 2.93% and the net interest rate margin would have been 2.95% for the quarter ended June 30, 2002.

                            GOLDEN STATE BANCORP INC.
                              FINANCIAL HIGHLIGHTS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                           Six Months Ended
                                                        -----------------------
                                                          June 30,      June 30,
                                                            2002          2001
                                                          --------      -------

NET INTEREST RATE MARGIN
  Securities, interest-bearing deposits in banks
  and other (a)                                             8.99%        6.01%
  Mortgage-backed securities available for sale             6.02%        6.64%
  Mortgage-backed securities held to maturity               6.28%        8.43%
  Loans held for sale                                       6.35%        6.73%

  Loans receivable-residential                              6.15%        7.08%
  Loans receivable-commercial                               7.10%        8.36%
  Loans receivable-consumer                                 6.18%        9.31%
  Loans receivable-automobile                              12.65%       11.38%
  Loans receivable-business banking                         5.74%        8.69%
   Loans receivable, net                                    6.63%        7.52%
  FHLB stock                                                6.24%        6.58%
   Total interest-earning assets (a)                        6.55%        7.31%

  Deposits                                                  2.13%        3.91%
  Securities sold under agreements to repurchase            3.85%        6.05%
  Borrowings                                                5.19%        5.96%
   Total interest-bearing liabilities                       3.61%        5.09%

  Net interest rate spread (a)                              2.94%        2.22%
                                                    =============   ==========

  Net interest rate margin (a)                              2.96%        2.25%
                                                    =============   ==========


AVERAGE BALANCES
  Securities and interest-bearing deposits in banks $    351,201  $  1,051,277
  Mortgage-backed securities available for sale         5,597,644   10,385,035
  Mortgage-backed securities held to maturity           1,266,109    1,684,790
  Loans held for sale                                   2,225,486    1,564,918

  Loans receivable-residential                         28,731,699   31,761,341
  Loans receivable-commercial                           6,551,756    6,129,882
  Loans receivable-consumer                               978,421      875,292
  Loans receivable-automobile                           1,986,246    1,699,887
  Loans receivable-business banking                       733,167      569,948
                                                     ------------  -----------
   Loans receivable, net                               38,981,289   41,036,350
  FHLB stock                                            1,317,997    1,390,711
                                                     ------------  -----------
   Total interest-earning assets                       49,739,726   57,113,081
  Total noninterest-earning assets                      4,121,234    3,594,543
                                                     ------------  -----------
   Total assets                                      $ 53,860,960  $ 60,707,624
                                                    =============   ==========

  Deposits                                           $ 24,688,331  $ 23,962,322
  Securities sold under agreements to repurchase        2,188,674    3,991,633
  Borrowings                                           22,638,716   28,783,527
                                                     ------------  -----------
   Total interest-bearing liabilities                  49,515,721   56,737,482
  Noninterest-bearing liabilities                       1,204,992    1,270,176
  Minority interest                                       497,017      497,143
  Stockholders' equity                                  2,643,230    2,202,823
                                                     ------------  -----------
   Total liabilities, minority interest and
     stockholders' equity                           $ 53,860,960  $ 60,707,624


(a) The six months ended June 30, 2002 includes $11.2 million of interest income related to a California income tax refund for which there is no corresponding earning asset. Excluding this amount, the yield on securities, interest-bearing deposits in banks and other would have been 2.61%, the yield on interest-earning assets would have been 6.51%, the net interest rate spread would have been 2.90% and the net interest rate margin would have been 2.91% for the six months ended June 30, 2002.

                            GOLDEN STATE BANCORP INC.
                              FINANCIAL HIGHLIGHTS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                           At
                                         ---------------------------------------
                                          June 30,     March 31,     June 30,
                                            2002          2002         2001
                                         -----------   ----------    ----------
Balance Sheet Composition by Index:
Securities
  Fixed                                 $  3,608,386  $  4,622,850 $  7,924,754
  COFI                                        901,402    1,042,136     1,317,195
  Treasury                                  1,378,015    1,282,689     2,010,348
  Other ARMs                                  227,034      253,084       541,641
  Unrealized gain/(loss)                       90,968       55,644         3,316
  Purchase accounting                             544        1,878         7,631
                                        -------------  ----------- -------------
   Total Securities                         6,206,349    7,258,281    11,804,885
                                        -------------  ----------- -------------


Loans
  Fixed                                     8,893,069    8,933,130    10,159,427
  Hybrid ARMs                              19,317,198   18,719,975    18,703,541
  COFI                                      4,316,168    4,708,746     5,809,179
  Treasury                                  4,572,025    4,989,720     5,693,389
  Other ARMs                                1,990,340    1,828,014     1,459,615
  Purchase accounting                           6,506        7,061         6,894
  Allowance for loan losses                 (469,047)    (482,884)     (515,979)
                                        -------------  ----------- -------------
   Total Loans                             38,626,259   38,703,762    41,316,066
                                        -------------  ----------- -------------

Other Interest-earning Assets               2,602,882    3,647,750     3,819,860
Noninterest-earning Assets                  4,425,535    4,478,882     4,360,851
   Total Assets                          $ 51,861,025  $ 54,088,675 $ 61,301,662
                                        =============  =========== =============

Deposits                                $ 24,300,551  $ 24,831,352 $ 24,341,592
Borrowings:
  Fixed with maturities < 1 year            8,363,661    8,045,307    12,202,735
  Fixed with maturities > 1 year            8,407,683    9,957,301    12,332,260
  Adjustable                                5,857,000    6,517,000     7,863,000
  Purchase accounting                             910        1,725         4,212
  Accrued interest payable                    139,787      178,478       266,332
                                        -------------  ----------- -------------
   Total Borrowings                        22,769,041   24,699,811    32,668,539
                                        -------------  ----------- -------------

Noninterest-bearing Liabilities             1,527,751    1,363,352     1,383,766
Minority Interest and Stockholders'
Equity                                      3,263,682    3,194,160     2,907,765
                                        -------------  ----------- -------------

   Total Liabilities and Equity         $ 51,861,025  $ 54,088,675 $ 61,301,662
                                        =============  =========== =============

                            GOLDEN STATE BANCORP INC.
                              FINANCIAL HIGHLIGHTS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                At
                                          --------------------------------------------
                                             June 30,       March 31,       June 30,
                                               2002           2002           2001
                                          ------------    -----------     ------------
Loan Portfolio:
  1-4 unit residential                  $   28,219,385 $   28,666,029 $   31,778,010
  Multi-family residential                   4,455,768      4,307,206      3,963,298
  Commercial real estate                     2,234,097      2,311,530      2,470,338
  Land                                          10,651         13,415         19,410
  Construction                                     870          1,659          6,984
                                        -------------- -------------- --------------
   Total real estate loans                  34,920,771     35,299,839     38,238,040
                                        -------------- -------------- --------------

  Equity-line                                  802,916        700,712        566,411
  Other consumer loans                         237,569        252,677        311,101
  Auto loans, net                            2,090,849      1,968,605      1,808,634
  Commercial loans                             800,038        720,016        654,750
                                        -------------- -------------- --------------
   Total consumer and other loans            3,931,372      3,642,010      3,340,896
                                        -------------- -------------- --------------
   Total loans receivable                   38,852,143     38,941,849     41,578,936

  Deferred loan fees, costs, discounts
   and premiums, net                           236,657        237,737        246,216
  Allowance for loan losses                  (469,047)      (482,884)      (515,979)
  Purchase accounting adjustments, net           6,506          7,060          6,893
                                        -------------- -------------- --------------
   Loans receivable, net                $   38,626,259 $   38,703,762 $   41,316,066
                                        ============== ============== ==============


Non-Performing Assets
  Non-accrual loans                     $       87,089   $    95,742  $      101,347
  REO and other assets                          17,540        21,422          25,842
                                        -------------- -------------- --------------
  Total non-performing assets           $      104,629 $     117,164 $       127,189
                                        ============== ============== ==============


Non-Performing Ratios
  Non-accrual loans / Total assets of
   the Bank                                      0.17%          0.18%          0.17%
  REO and other assets / Total assets
   of the Bank                                   0.04%          0.04%          0.04%
                                        -------------- -------------- --------------
  Total non-performing assets / Total
   assets of the Bank                            0.20%          0.22%          0.21%
                                        ============== ============== ==============


Allowance as a % of non-performing
loans                                             539%           504%           509%
                                        ============== ============== ==============

Impaired loans                          $       52,635 $       60,701 $       79,050
                                        ============== ============== ==============



                                                       Quarter Ended
                                          --------------------------------------------
                                             June 30,       March 31,       June 30,
                                               2002           2002           2001
                                          ------------    -----------     ------------
Credit Quality:
  Net charge-offs:
   1-4 unit residential                 $          362      $     708      $   1,400
   Multi-family residential &
     commercial real estate                          7           (280)            38
   Auto loans                                    9,403         12,065          2,948
   Consumer and other                            4,041          1,921          1,322
                                        -------------- -------------- --------------
     Total net charge-offs              $       13,813 $       14,414 $        5,708
                                        ============== ============== ==============


                                                      Six Months Ended
                                              ----------------------------------
                                                June 30,       June 30,
                                                  2002           2001
                                                --------       ---------

  Net charge-offs:
   1-4 unit residential                 $        1,070   $        1,982
   Multi-family residential &
   commercial real estate                        (273)               58
   Auto loans                                   21,468            5,088
   Consumer and other                            5,962            3,201
                                        --------------   ---------------
     Total net charge-offs              $       28,227   $       10,329


                           GOLDEN STATE BANCORP INC.
                              FINANCIAL HIGHLIGHTS
                             (dollars in thousands)
                                  (unaudited)

                                                    Quarter Ended
                                    -------------------------------------------
                                       June 30,     March 31,     June 30,
                                         2002          2002          2001
                                      ------------- ------------- -------------
Loan Volume:
  Loans funded:
   Residential real estate loans:
     Adjustable rate                   $ 1,525,246  $  1,929,931  $  2,253,890
     Fixed rate                          4,073,907     6,295,662     4,968,232
                                      ------------- ------------- -------------
     Total residential real estate       5,599,153     8,225,593     7,222,122
     loans
   Commercial real estate loans            462,597       440,572       555,456
   Commercial loans                        352,402       295,885       297,011
   Consumer nonmortgage loans              289,429       236,817       215,374
   Auto loans                              339,191       280,503       310,038
                                      ------------- ------------- --------------
      Total loans funded               $ 7,042,772  $  9,479,370  $  8,600,001
                                      ------------- ------------- --------------
                                      ------------- ------------- --------------
  Residential real estate loans        $ 1,080,339  $  1,127,607  $    558,081
  purchased

  Loans sold                           $ 5,040,321  $  6,880,191  $  4,184,339


Mortgage-backed securities purchased   $        --  $     43,644  $     79,612
Mortgage-backed securities sold             34,305        27,972       297,775




                                             Six Months Ended
                                      ---------------------------
                                       June 30,     June 30,
                                         2002         2001
                                      ------------- -------------
Loan Volume:
  Loans funded:
   Residential real estate loans:
     Adjustable rate                   $ 3,455,177  $  3,854,221
     Fixed rate                         10,369,569     7,459,609
                                      ------------- --------------
     Total residential real estate      13,824,746    11,313,830
     loans
   Commercial real estate loans            903,169       886,836
   Commercial loans                        648,287       523,254
   Consumer nonmortgage loans              526,246       393,648
   Auto loans                              619,694       635,466
                                      ------------- -------------
     Total loans funded                $16,522,142  $ 13,753,034
                                      ------------- -------------
                                      ------------- -------------

  Residential real estate loans        $ 2,207,946  $  1,723,576
   purchased

  Loans sold                           $11,920,512  $  5,643,381


Mortgage-backed securities purchased   $    43,644  $     70,461
Mortgage-backed securities sold             62,277       297,775

=============================================================================

                           GOLDEN STATE BANCORP INC.
                              FINANCIAL HIGHLIGHTS
                             (dollars in thousands)
                                  (unaudited)


                                                          At
                                      ------------------------------------------
                                       June 30,     March 31,     June 30,
                                        2002          2002         2001
                                      ------------- ------------- --------------
Residential Mortgage Servicing
Portfolio:
  Total residential loans serviced   $ 114,700,494  $114,154,788  $112,296,458
  Total number of residential loans
  serviced                                 990,649       998,179     1,022,252

  Total residential loans serviced for
  others                               $90,674,526  $ 88,473,495  $ 83,295,115
  Total number of residential loans
  serviced for others                      848,632       846,281       853,032


Portfolio Characteristics:
  Weighted average contractual
  servicing fee earned                        42 bps        42 bps        41 bps
  Average loan balance                 $       107     $     105    $      98
  Weighted average note rate                  7.16  %       7.22  %      7.53  %
  Per loan servicing cost              $        49     $      51    $      47
  Secured by California properties           42.60  %      43.54  %     45.50  %


                                       Number of       Loan           MSR
                                        Loans           Principal      Basis
                                      ------------- ------------- --------------
  Balance, March 31, 2002 (a)              846,281  $ 88,473,495  $  1,776,328
  Originated servicing                      30,670     4,713,001       112,973
  Flow purchases                            20,717     3,072,050        85,642
  Bulk purchases                                --             -           --
  Runoff                                   (49,036)    5,584,020)      (97,778)
  Fair value adjustment (FAS 133)               --            --      (239,403)
  Valuation provision (b)                       --            --      (100,000)
                                      ------------- ------------- --------------
  Balance, June 30, 2002 (a)               848,632  $ 90,674,526  $  1,537,762
                                     ============== ============= ==============

                                                    Quarter Ended
                                      ------------------------------------------
                                       June 30,     March 31,     June 30,
                                        2002         2002          2001
                                      ------------- ------------- --------------
Components of Loan Servicing Fees, net:
  Loan servicing fees                  $   124,304  $    125,372  $    111,050
  Amortization of mortgage servicing
  rights (c)                               (98,271)     (114,325)      (88,598)
  Pass-through interest expense             (8,463)      (12,035)       (9,258)
  FAS 133 (loss) gain on MSRs/MSR
  derivatives                              (15,341)       19,280         6,552
  FAS 140 MSR valuation provision (b)     (100,000)      (27,107)          --
                                      ------------- ------------- --------------
    Total loan servicing fees, net     $   (97,771) $     (8,815) $     19,746
                                     ============== ============= ==============

  Portfolio run off rate                    26.4  %       33.9  %      30.5  %
  MSR value run off rate                    19.8  %       23.9  %      25.5  %
  MSR amortization rate                     20.7  %       25.3  %      23.5  %

================================================================================
(a) Excludes $1.8 million and $2.3 million of mortgage servicing rights on non-single-family residential portfolios at June 30, 2002 and March 31, 2002, respectively.

(b) The valuation adjustments in the quarters ended June 30, 2002 and March 31, 2002 are related to the net decrease in fair market value of the Bank's MSRs.

(c) Includes amortization of mortgage servicing rights on non-single-family residential portfolios of $0.5 million, $0.7 million and $0.7 million of the quarters ended June 30, 2002, March 31, 2002 and June 30, 2001, respectively.

                            GOLDEN STATE BANCORP INC.
                              FINANCIAL HIGHLIGHTS
                             (dollars in thousands)
                                   (unaudited)


                                          Number of        Loan        MSR
                                            Loans        Principa     Basis
                                         -----------    ----------   --------
   Balance, December 31, 2001 (a)           838,234   $ 85,218,280  $ 1,620,916
   Originated servicing                     180,157     10,988,105      265,516
   Flow purchases                            34,453      5,098,759      139,656
   Bulk purchases                            15,184      2,252,897       37,797
   Runoff                                  (219,396)   (12,883,515)    (211,390)
   Fair value adjustment (FAS 133)               --             --     (187,626)
   Valuation provision (b)                       --             --     (127,107)
                                         -----------    ----------   ---------
   Balance, June 30, 2002 (a)               848,632   $ 90,674,526   $ 1,537,762

                                                Six Months Ended
                                       ----------------------------------------
                                               June 30,                June 30,
                                                 2002                    2001
                                              ----------              ---------
Components of Loan Servicing Fees, net:
   Loan servicing fees                        $  249,676              $ 224,292
   Amortization of mortgage servicing
rights (c)                                      (212,596)              (147,013)
   Pass-through interest expense                 (20,498)               (16,142)
   FAS 133 gain on MSRs/MSR derivatives            3,939                  8,957
   FAS 140 MSR valuation provision (b)          (127,107)               (77,000)
                                              -----------             ----------
     Total loan servicing fees, net           $ (106,586)             $  (6,906)
                                              -----------             ----------

   Portfolio run off rate                         30.0  %                25.6  %
   MSR value run off rate                         21.8  %                21.2  %
   MSR amortization rate                          22.9  %                20.35 %




(a) Excludes $1.8 million and $3.0 million of mortgage servicing rights on non-single-family residential portfolios at June 30, 2002 and December 31, 2001, respectively.

(b) The valuation adjustments in the six months ended June 30, 2002 and 2001 are related to the net decrease in fair market value of the Bank's MSRs.

(c) Includes amortization of mortgage servicing rights on non-single-family residential portfolios of $1.2 million and $1.5 million for the six months ended June 30, 2002 and June 30, 2001, respectively.

                            GOLDEN STATE BANCORP INC.
                              FINANCIAL HIGHLIGHTS
                             (dollars in thousands)
                                   (unaudited)


                                                      At
                                 --------------- --------------- ---------------
                                    June 30,        March 31,       June 30,
                                      2002            2002            2001
                                 --------------- --------------- ---------------
Deposit Composition:
  Transaction Accounts
   Non-interest checking         $ 2,157,272     $ 2,112,882      $ 1,845,679
   Interest-bearing checking       2,252,180       2,275,830        2,032,122
                                 --------------- --------------- ---------------
       Subtotal checking           4,409,452       4,388,712        3,877,801

   Money market                    4,831,649       4,808,135        4,100,378
   Passbook                        3,171,654       3,150,328        2,998,400
                                 --------------- --------------- ---------------
     Total transaction accounts   12,412,755      12,347,175       10,976,579

   Certificates of deposit        10,053,758      10,312,058       11,232,122
                                 --------------- --------------- ---------------
   Subtotal customer deposits     22,466,513      22,659,233       22,208,701

     Custodial accounts            1,705,080       2,007,448        1,885,850
     Accrued interest payable         37,721          39,411           64,225
     Purchase accounting                 150             221              654
                                 --------------- --------------- ---------------
   Total retail deposits          24,209,464      24,706,313       24,159,430

     Brokered deposits                91,087         125,039          182,162
                                 --------------- --------------- ---------------
   Total deposits               $ 24,300,551    $ 24,831,352     $ 24,341,592


Checking deposits
(including custodials)
   as a % of retail deposits         25.3%              25.9%              23.9%
Transaction accounts
(including custodials)
   as a % of retail deposits         58.3%              58.1%              53.2%
Checking deposits
(excluding custodials)
   as a % of customer deposits       19.6%              19.4%              17.5%
Transaction accounts
(excluding custodials)
   as a % of customer deposits       55.3%              54.5%              49.4%

                                                   Quarter Ended
                                    --------------------------------------------
                                       June 30,       March 31,      June 30,
                                        2002            2002           2001
                                    -------------- --------------- -------------
Components of Customer
Banking Fees and Service
Charges:
   Customer and electronic
     banking fees (a)                  $40,019         $37,583         $35,392
   Other customer fees                     805             712             678
   Investment sales income              17,819          17,380          15,968
   Insurance commissions                 2,229           2,473           2,521
                                    -------------- --------------- -------------
     Total customer banking
     fees and service charges          $60,872         $58,148         $54,559

                                                     Six Months Ended
                                              ---------------------------------
                                                   June 30,         June 30,
                                                     2002             2001
                                              ---------------- ----------------
Components of Customer Banking
Fees and Service Charges:
   Customer and electronic banking fees (b)        $77,602          $68,501
   Other customer fees                               1,517            1,298
   Investment sales income                          35,199           30,730
   Insurance commissions                             4,702            5,291
                                              ---------------- -----------------
    Total customer banking fees
        and service charges                       $119,020         $105,820



(a) The quarters ended June 30, 2002 and March 31, 2002 each include reclassifications of $0.8 million to reflect gross revenues from customer check printing fees rather than net revenues. The offset is included in the "other expense" line of the income statement.

(b) The six months ended June 30, 2002 includes a $1.6 million reclassification to reflect gross revenues from customer check printing fees rather than net revenues. The offset is included in the "other expense" line of the income statement.

                            GOLDEN STATE BANCORP INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)
                                   (unaudited)

                                                Quarter Ended
                                        ---------------------------------------
                                         June 30,      March 31,       June 30,
                                           2002          2002            2001
                                        ------------ -------------- ------------
Interest income:
   Loans receivable                  $   641,843    $   649,159    $   763,224
   Mortgage-backed securities
        available for sale                75,932         92,566        163,994
   Mortgage-backed securities
        held to maturity                  18,313         21,417         33,572
   Loans held for sale                    28,898         41,805         32,549
   Securities available for sale           1,651          1,630          3,795
   Securities held to maturity               129            147          7,951
   Interest-bearing deposits
        in other banks                        33            125            120
   Dividends on FHLB stock                19,953         20,839         22,326
   Other                                  12,078             --             --
                                        ------------- ------------- ------------
        Total interest income            798,830        827,688      1,027,531

 Interest expense:
   Deposits                              125,720        135,142        223,652
   Securities sold under agreements
        to repurchase                     21,004         21,350         53,447
   Borrowings                            281,038        302,810        414,044
   Other                                     750            705             --
                                        ------------- -------------- -----------
        Total interest expense           428,512        460,007        691,143
                                        ------------- -------------- -----------
        Net interest income              370,318        367,681        336,388
   Provision for loan losses                  --             --             --
        Net interest income after       ------------- -------------- -----------
          provision for loan losses      370,318        367,681        336,388
                                        ------------- -------------- -----------


Noninterest income:
   Loan servicing fees, net              (97,771)        (8,815)        19,746
   Customer banking fees and
        service charges                   60,872         58,148         54,559
   Gain on sale, settlement and
         transfer of loans, net           20,896         34,619         16,961
   Gain on sale of assets, net            10,268         (1,886)        11,684
   Other income                            4,874          5,917          6,644
                                        -------------- ------------- -----------
        Total noninterest income            (861)        87,983        109,594

Noninterest expense:
   Compensation and employee
        benefits                         118,322        125,403        113,953
   Occupancy and equipment                42,886         42,758         43,212
   Professional fees                       8,957          7,509          9,951
   Loan expense                            3,375          4,156          4,367
   Foreclosed real estate
         operations, net                     161           (832)         (455)
   Amortization of goodwill and
        other intangible assets            1,167          1,167         14,940
   Other expense                          54,144         56,946         60,898
                                        -------------- ------------- -----------
        Total noninterest expense        229,012        237,107        246,866
                                        -------------- ------------- -----------

Income before income taxes, minority
 interest and cumulative effect of
 change in accounting principle          140,445        218,557        199,116
Income tax expense                        20,297         89,353         83,387
Minority interest: provision in
 lieu of income tax expense               31,442             --          3,247
Minority interest: other                   6,747          6,747          6,747
                                        -------------- ------------- -----------
Income before cumulative effect of
 change in accounting principle           81,959        122,457        105,735
Cumulative effect of change in
 accounting principle, net of tax             --             --        (1,552)
                                        -------------- ------------- -----------
Net income                               $81,959        $122,457      $104,183
                                        -------------- ------------- -----------

Earnings Per Share:
  Basic
   Income before cumulative effect
    of change in accounting principle      $0.57           $0.86        $0.74
   Cumulative effect of change
    in accounting principle                  $--             $--       $(0.01)
   Net income                              $0.57           $0.86        $0.73

Diluted
  Income before cumulative effect of
   change in accounting principle          $0.57           $0.85        $0.73
  Cumulative effect of change in
   accounting principle                      $--             $--        $(0.01)
  Net income                               $0.57           $0.85         $0.72

--------------------------------------------------------------------
14   GOLDEN STATE BANCORP INC.
     CONSOLIDATED STATEMENTS OF INCOME
     (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
     (UNAUDITED)
--------------------------------------------------------------------
                                                      Six Months Ended
                                                 -------------------------
                                                 June 30,        June 30,
                                                   2002           2001
                                                 --------       ---------

     Interest income:
      Loans receivable                          $1,291,002     $1,541,014
      Mortgage-backed securities                   168,498        344,977
      available for sale
      Mortgage-backed securities held               39,730         70,983
      to maturity
      Loans held for sale                           70,703         52,676
      Securities available for sale                  3,281         14,575
      Securities held to maturity                      276         16,452
      Interest-bearing deposits in                     158            539
      other banks
      Dividends on FHLB stock                       40,792         45,372
      Other                                         12,078           --
                                                ----------     ----------

         Total interest income                   1,626,518      2,086,588


     Interest expense:
      Deposits                                     260,862        464,489
      Securities sold under agreements to           42,354        121,392
      repurchase
      Borrowings                                   583,848        853,969
      Other                                          1,455           --
                                                ----------     ----------

         Total interest expense                    888,519      1,439,850
         Net interest income                       737,999        646,738
      Provision for loan losses                       --             --
                                                ----------     ----------

         Net interest income after provision       737,999        646,738
         for loan losses

     Noninterest income:
      Loan servicing fees, net                    (106,586)        (6,906)
      Customer banking fees and                    119,020        105,820
      service charges
      Gain on sale, settlement and transfer of      55,515         21,885
      loans, net
      Gain on sale of assets, net                    8,382         12,123
      Other income                                  10,791         35,519
                                                ----------     ----------
         Total noninterest income                   87,122        168,441
                                                ----------     ----------

     Noninterest expense:
      Compensation and employee                    243,725        232,244
      benefits
      Occupancy and equipment                       85,644         83,383
      Professional fees                             16,466         14,926
      Loan expense                                   7,531          8,569
      Foreclosed real estate                          (671)          (853)
      operations, net
      Amortization of goodwill and other             2,334         29,880
      intangible assets
      Other expense                                111,090        114,073
                                                ----------     ----------

         Total noninterest expense                 466,119        482,222
                                                ----------     ----------

     Income before income taxes,
      minority interest
      and cumulative effect of change in           359,002        332,957
      accounting principle
      Income tax expense                           109,650        117,695
      Minority interest: provision in lieu of       31,442          3,247
      income tax expense
      Minority interest: other                      13,494         13,494
                                                ----------     ----------

      204,416before cumulative effect of change in                198,521
      accounting principle
     Cumulative effect of change in accounting       --            (1,552)
     principle, net of tax
                                                ----------     ----------

      Net                                       $  204,416     $  196,969
      income
                                                ==========     ==========

     Earnings Per Share:
      Basic
         Income before cumulative effect of      1.42          $1.39
         change in accounting principle
         Cumulative effect of change in         $--            $(0.01)
         accounting principle
         Net income                             $1.42          $1.38
                                                ==========     ==========

      Diluted
         $ncome before cumulative effect of      1.41          $1.38
         change in accounting principle
         Cumulative effect of change in         $--            $(0.01)
         accounting principle
                                                ----------     ----------

         Net income                             $1.41      $1.37
                                                ==========     ==========

                            GOLDEN STATE BANCORP INC.
                           CONSOLIDATED BALANCE SHEETS
                  (dollars in thousands, except per share data)
                                   (unaudited)




                                                     June 30,      March       June
                                                                   31,         30,
                                                     2002          2002        2001
                                                     ---------     -------     --------

               Assets
               ------

     Cash and due from banks                        $770,130      $830,558    $779,795
     Interest-bearing deposits in other banks        98            100         30,105
     Short-term investment securities                82,792        80,555      78,730
                                                     ---------     -------     --------
      Cash and cash equivalents                      853,020       911,213     888,630

     Securities available for sale, at fair value    118,278       118,617     160,651
     Securities held to maturity                     29,260        29,228      445,008
     Mortgage-backed securities available for        4,887,838     5,808,176   9,610,187
     sale, at fair value
     Mortgage-backed securities held to maturity     1,170,973     1,302,260   1,589,039
     Loans held for sale, net                        1,324,335     2,198,878   2,304,092
     Loans receivable, net                           38,626,259    38,703,762  41,316,066
     Investment in Federal Home Loan Bank ("FHLB")   1,195,657     1,368,217   1,406,933
     System
     Premises and equipment, net                     295,833       303,248     320,177
     Foreclosed real estate, net                     13,565        16,074      21,489
     Accrued interest receivable                     269,255       280,906     341,813
     Goodwill (net of accumulated amortization of
     $286,470 at June 30, 2002
         and March 31, 2002 and $258,823 at June     564,560       590,420     608,650
     30, 2001)
     Other intangible assets (net of accumulated
     amortization of $21,875 at
         June 30, 2002, $20,708 at March 31, 2002    48,089        49,256      52,758
     and $17,207 at June 30, 2001)
     Mortgage servicing rights, net of valuation
     allowance of $280,452 at
      June 30, 2002, $180,452 at March 31, 2002      1,539,592     1,778,651   1,513,557
      and $77,000 June 30, 2001
     Derivative assets                               224,000       194,303     193,430
     Other assets                                    700,511       435,466     529,182
                                                     ---------     -------     --------

           Total assets                             $51,861,025   $54,088,675 $61,301,662
                                                     =========     =======     ========


     Liabilities, Minority Interest and Stockholders' Equity
     -------------------------------------------------------

     Deposits                                       $24,300,551   $24,831,352 $24,341,592
     Securities sold under agreements to repurchase  2,060,144     2,160,196   3,914,931
     Borrowings                                      20,708,897    22,539,615  28,753,608
     Derivative liabilities                          262,162       155,538     126,624
     Other liabilities                               1,265,589     1,207,814   1,257,142
                                                     ---------     -------     ----------
           Total liabilities                         48,597,343    50,894,515  58,393,897
                                                     ---------     -------     ----------

     Commitments and contingencies                   --            --          --

     Minority Interest                               500,000       500,000     500,000

     Stockholders' Equity:
      Common stock ($1.00 par value, 250,000,000 shares
      authorized, 152,701,831
         shares issued at June 30, 2002,             152,702       152,382     151,455
      152,381,922 shares issued at
         March 31, 2002 and 151,454,822 shares
      issued at June 30, 2001)
      Issuable shares                                223,439       189,532     223,141
      Additional paid-in capital                     1,564,263     1,555,818   1,538,695
      Accumulated other comprehensive loss, net      (81,990)      (50,320)    (59,261)
      Retained earnings (substantially restricted)   1,222,445     1,163,925   869,887
      Treasury stock at cost (16,433,269 shares at
      June 30 and March 31, 2002
         and 16,398,032 shares at June 30, 2001)     (317,177)     (317,177)   (316,152)
                                                     ---------     -------     --------
       Total stockholders' equity                    2,763,682     2,694,160   2,407,765
                                                     ---------     -------     --------

           Total liabilities, minority interest     $51,861,025   $54,088,675 $61,301,662
           and stockholders' equity
                                                     =========     ==========  ==========




                            GOLDEN STATE BANCORP INC.
                 Consolidated Statement of Stockholders' Equity
                        Three Months Ended June 30, 2002
                                   (Unaudited)
                             (dollars in thousands)

                                                                       Accumulated
                                                                          Other                           Common Stock
                                                                       Comprehensive          Retained         in            Total
                                Common Stock   Issuable Additional    (Loss) Income           Earnings      Treasury         Stock-
                              ---------------            Paid-in  -------------------------- (Substantially  --------       holders'
                               Shares   Amount  Shares   Capital Securities|Derivatives|Total Restricted)  Shares|Amount    Equity
------------------------------------------------------------------------------------------------------------------------------------

Balance at March 31, 2002 152,381,922 $152,382 $189,532 1,555,818 $33,068 (83,388) (50,320)$1,163,925(16,433,269)(317,177)$2,694,160
------------------------------------------------------------------------------------------------------------------------------------

Net income                        --       --       --       --       --         --        --     81,959       --     --      81,959

------------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized
holding gain on
securities available              --       --       --      --      21,179      --      21,179      --         --      --     21,179
for sale
------------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized          --       --       --      --      --     (52,849)    (52,849)     --         --      --   (52,849)
holding loss on derivatives
------------------------------------------------------------------------------------------------------------------------------------
Adjustment to contribution
receivable from
GSB Investments and
Hunter's Glen
in respect of their
proportionate
ownership of the
California Federal
Goodwill Litigation Asset         --       --       --      --      --          --        --     (9,839)       --       --   (9,839)
------------------------------------------------------------------------------------------------------------------------------------
Issuable Shares adjustment related to
the reversal of
the deferred tax asset           --       --       31,470   --      --          --        --       --         --       --     31,470
valuation allowance
------------------------------------------------------------------------------------------------------------------------------------
Issuable Shares adjustment
for changes
in tax benefits                  --       --       2,437    --      --          --        --       --         --       --      2,437
------------------------------------------------------------------------------------------------------------------------------------
Impact of restricted common      --       --       --      441      --          --        --       --         --       --        441
stock
------------------------------------------------------------------------------------------------------------------------------------
Exercise of stock options     319,909     320      --    8,004      --          --        --       --         --       --      8,324
------------------------------------------------------------------------------------------------------------------------------------
Dividends on common stock        --       --       --      --      --           --        --     (13,600)     --       --   (13,600)
------------------------------------------------------------------------------------------------------------------------------------


                          ----------------------------------------------------------------------------------------------------------
Balance at June 30, 2002  152,701,831 $152,702 $223,439$1,564,263$54,247 (136,237) (81,990) $1,222,445(16,433,269)(317,177)2,763,682
                          ==========================================================================================================


                                    page 14




                            GOLDEN STATE BANCORP INC.
                 Consolidated Statement of Stockholders' Equity
                        Three Months Ended June 30, 2002
                                   (Unaudited)
                             (dollars in thousands)

                                                                       Accumulated
                                                                          Other                           Common Stock
                                                                       Comprehensive          Retained         in            Total
                                Common Stock   Issuable Additional    (Loss) Income           Earnings      Treasury        Stock-
                              ---------------            Paid-in  -------------------------- (Substantially  --------       holders'
                               Shares   Amount  Shares   Capital Securities|Derivatives|Total Restricted)  Shares|Amount    Equity
------------------------------------------------------------------------------------------------------------------------------------

Balance at Dec 31, 2002  152,164,166 $152,164 $189,532 1,551,520 $57,573 (119,379) (61,806)$1,054,511(16,408,120)(316,486)$2,569,435
------------------------------------------------------------------------------------------------------------------------------------
Net income                        --       --       --       --       --         --        --    204,416       --     --     204,416
------------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized
holding gain on
securities available              --       --       --      --     (3,326)      --     (3,326)      --         --      --    (3,326)
for sale
------------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized
holding loss on derivatives       --       --       --      --      --     (16,858)    (16,858)     --         --      --   (16,858)
------------------------------------------------------------------------------------------------------------------------------------
Adjustment to contribution
receivable from
GSB Investments and
Hunter's Glen
in respect of their
proportionate
ownership of the
California Federal
Goodwill Litigation Asset         --       --       --      --      --          --        --     (9,291)       --       --   (9,291)
------------------------------------------------------------------------------------------------------------------------------------
Issuable Shares adjustment related to
the reversal of
the deferred tax asset           --       --       31,470   --      --          --        --       --         --       --     31,470
valuation allowance
------------------------------------------------------------------------------------------------------------------------------------
Issuable Shares adjustment
for changes
in tax benefits                  --       --       2,437    --      --          --        --       --         --       --      2,437
------------------------------------------------------------------------------------------------------------------------------------
Impact of restricted common  109,990     110       --     2,490     --          --        --       --         --       --      2,600
stock
------------------------------------------------------------------------------------------------------------------------------------
Exercise of stock options     427,675    428       --    10,253     --          --        --       --         --       --     10,681
------------------------------------------------------------------------------------------------------------------------------------
Purchase of Treasury stock       --       --       --      --      --           --        --       --       25,149    (691)    (691)
------------------------------------------------------------------------------------------------------------------------------------
Dividends on common stock        --       --       --      --      --           --        --     (27,191)     --       --   (27,191)
------------------------------------------------------------------------------------------------------------------------------------


                          ----------------------------------------------------------------------------------------------------------
Balance at June 30, 2002  152,701,831 $152,702 $223,439$1,564,263$54,247 (136,237) (81,990) $1,222,445(16,433,269)(317,177)2,763,682
                          ==========================================================================================================


                                    page 15

